(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield Insured
Fund, Inc.


www.mlim.ml.com


MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD INSURED FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Insured Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, the Common Stock of MuniYield Insured Fund, Inc. earned $0.476 per share income dividends, which included earned and unpaid dividends of $0.079. This represents a net annualized yield of 6.50%, based on a month-end net asset value of $14.77 per share. For the six-month period ended April 30, 2002, the total investment return of the Fund's Common Stock was +0.55%, based on a change in per share net asset value from $15.18 to $14.77, and assuming reinvestment of $0.477 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 1.45% for Series A; 1.45% for Series B; 1.45% for Series C; 1.59% for Series D; 1.50% for Series E; 1.69% for Series F; and 2.20% for Series G.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
For the six-month period ended April 30, 2002, our investment strategy was to enhance the Fund's level of tax-exempt income and moderate its net asset value volatility. Therefore, we focused on the acquisition of higher-coupon securities in the 20-year maturity range. As a result of the municipal bond market's steep yield curve, these longer intermediate issues represent more than 90% of the yield average in the entire yield curve. We continued to emphasize high credit quality, with 88.5% of the Fund's holdings rated AA or higher, by at least one of the major bond rating agencies.

Looking ahead, the investment issues are: When will the economy recover? And, how strong will the improvement be? The response to both is uncertain. There are some signs of improved economic activity, however, profitability remains a concern. Also the rising anxieties over earnings credibility could affect investor and consumer confidence. Given this environment, our market outlook is positive. We will seek opportunities to add longer intermediate sector bonds and remain largely fully invested in an effort to enhance shareholder income. If either the US economy or equity markets display additional weakness, or strength, we are prepared to adopt a more constructive or defensive investment stance as appropriate.



MuniYield Insured Fund, Inc., April 30, 2002


The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should short-term tax-exempt rates rise, the benefits of leveraging will diminish and the yield paid to the Common Stock shareholders will decline. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 29, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P      Moody's     Face
STATE             Ratings  Ratings    Amount   Issue                                                                 Value
Alaska--3.8%      AAA      Aaa       $  3,695  Alaska Energy Authority, Power Revenue Refunding Bonds
                                               (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)               $    4,158

                  AAA      Aaa         14,440  Alaska State Housing Finance Corporation, Mortgage Revenue
                                               Bonds, AMT, Series C, 6% due 12/01/2031                               14,811

                  NR*      NR*         10,000  Alaska State Housing Finance Corporation Revenue Bonds,
                                               RITR, Series 2, 10.02% due 6/01/2035 (i)(k)                           10,661

                  NR*      Aaa          5,145  Alaska State Housing Finance Corporation, Revenue Refunding
                                               Bonds, RITR, Series 2, 9.62% due 12/01/2024 (d)(e)(i)(k)               5,313


Arizona--0.6%     NR*      A1           5,000  Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                               Project), AMT, 6.70% due 3/01/2020                                     5,232


California--      AA-      Aa2          2,500  California HFA, Revenue Bonds, RIB, Series B-2, 8.959%
27.1%                                          due 8/01/2023 (d)(k)                                                   2,572

                  AAA      Aaa         16,000  California Pollution Control Financing Authority, PCR,
                                               Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                               due 12/01/2016 (i)                                                    16,351

                                               California State, GO, Refunding:
                  AAA      Aaa         10,000     5.50% due 3/01/2013 (c)                                            10,897
                  AAA      Aaa         10,000     6% due 2/01/2016 (g)                                               11,392
                  AAA      Aaa         10,000     6% due 4/01/2017 (a)                                               11,359
                  A+       A1          15,000     5% due 2/01/2026                                                   14,356
                  A+       A1          14,360     5.25% due 2/01/2028                                                14,140
                  AAA      NR*         11,000     5.25% due 4/01/2030                                                10,952
                  NR*      Aaa          5,000     RIB, Series 471X, 9.17% due 9/01/2024 (i)(k)                        5,316
                  NR*      Aaa          5,000     RIB, Series 472X, 9.17% due 3/01/2017 (i)(k)                        5,595

                                               California State, Veterans, GO, Refunding, AMT,
                                               Series BZ (i):
                  AAA      Aaa          5,000     5.35% due 12/01/2021                                                4,946
                  AAA      Aaa          5,000     5.375% due 12/01/2024                                               4,926

                  A        A3           5,000  California Statewide Communities Development Authority
                                               Revenue Bonds (Kaiser Permanente), Series A, 5.50% due
                                               11/01/2032                                                             4,894

                  NR*      Aaa          5,000  Foothill-De Anza, California, Community College District,
                                               GO, RIB, Series 473X, 10.17% due 8/01/2030 (i)(k)                      5,827

                  AAA      NR*         11,245  Los Angeles, California, Community College District, DRIVERS,
                                               Series 216, 9.09% due 8/01/2017 (i)(k)                                12,650

                                               Los Angeles, California, Department of Water and Power,
                                               Electric Plant Revenue Refunding Bonds:
                  A+       Aaa          5,500     6.125% due 2/15/2005 (j)                                            6,088
                  A+       Aa3          1,910     6.125% due 2/15/2019                                                1,998

                  NR*      Aaa          4,000  Los Angeles, California, Harbor Department Revenue Bonds,
                                               RITR, AMT, Series RI-7, 10.445% due 11/01/2026 (i)(k)                  4,703

                  AAA      Aaa          3,245  Los Angeles, California, Municipal Improvement Corporation,
                                               Lease Revenue Refunding Bonds (Central Library Project),
                                               5.50% due 6/01/2017 (i)                                                3,468



Portfolio
Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P      Moody's     Face
STATE             Ratings  Ratings    Amount   Issue                                                                 Value
California                                     Los Angeles, California, Unified School District, GO:
(concluded)       AAA      Aaa       $  6,880     Refunding, 5.75% due 7/01/2015 (i)                             $    7,745
                  NR*      Aaa          4,065     Refunding, RIB, Series 631X, 9.646% due 7/01/2017 (i)(k)            4,964
                  AAA      Aaa         12,525     Series A, 5.40% due 7/01/2022 (c)                                  12,840

                  AAA      Aaa          4,000  Los Angeles, California, Wastewater System Revenue
                                               Refunding Bonds, Series A, 6% due 6/01/2021 (c)                        4,536

                  AAA      Aaa         15,000  Los Angeles County, California, Metropolitan Transportation
                                               Authority, Sales Tax Revenue Bonds, Proposition A--First
                                               Tier, Senior Series A, 6% due 7/01/2006 (i)(j)                        17,028

                  NR*      Aaa          6,000  Port Oakland, California, Revenue Bonds, Trust Receipts,
                                               AMT, Class R, Series K, 9.479% due 11/01/2021 (c)(k)                   6,467

                                               Sacramento, California, Municipal Utility District,
                                               Electric Revenue Bonds, Series I (i):
                  AAA      Aaa          2,555     6% due 1/01/2004 (j)                                                2,767
                  AAA      Aaa            445     6% due 1/01/2024                                                      472

                  AAA      Aaa          6,000  San Francisco, California, City and County Airport
                                               Commission, International Airport Revenue Bonds, AMT,
                                               Second Series, Issue 6, 6.60% due 5/01/2024 (a)                        6,497

                  AAA      Aaa          5,000  San Francisco, California, City and County, COP
                                               (San Francisco Courthouse Project), 5.875% due 4/01/2021 (g)           5,369

                  AAA      Aaa         10,000  San Francisco, California, City and County Sewer Revenue
                                               Bonds, Series A, 5.95% due 10/01/2025 (c)                             10,558

                  AAA      Aaa          6,895  San Jose, California, Redevelopment Agency, Tax Allocation
                                               Refunding Bonds (Merged Area Redevelopment Project), 5.60%
                                               due 8/01/2019 (i)                                                      7,229

                                               Santa Rosa, California, Wastewater Revenue Bonds, GO,
                                               Series B (a):
                  AAA      Aaa          4,230     5.55%** due 9/01/2020                                               1,550
                  AAA      Aaa          4,700     5.60%** due 9/01/2021                                               1,615

                                               Santa Rosa, California, Wastewater Revenue Refunding
                                               Bonds (c):
                  AAA      Aaa          3,000     Series A, 5.25% due 9/01/2016                                       3,196
                  AAA      Aaa          3,295     Series B, 6.125% due 9/01/2017                                      3,385


Colorado--0.6%    AA       NR*          3,410  Boulder County, Colorado, Hospital Development Revenue
                                               Bonds (Longmont United Hospital Project), 6% due 12/01/2030            3,497

                  A1+      VMIG1++      1,600  Moffat County, Colorado, PCR, Refunding (Pacificorp
                                               Projects), VRDN, 1.75% due 5/01/2013 (a)(h)                            1,600


Connecticut--1.9% AA       NR*          2,675  Connecticut State, GO, DRIVERS, Series 190, 9.78% due
                                               11/01/2013 (k)                                                         3,355

                                               Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                               Finance Program):
                  AAA      Aaa          5,730     AMT, Sub-Series A-2, 5.50% due 11/15/2022                           5,751
                  AAA      Aaa          7,695     Series B, 6.75% due 11/15/2023 (i)                                  7,944

                  A1+      VMIG1++        500  Connecticut State Health and Educational Facilities
                                               Authority Revenue Bonds (Yale University), VRDN, Series U-2,
                                               1.35% due 7/01/2033 (h)                                                  500


Florida--0.9%     NR*      Aaa          3,500  Escambia County, Florida, Health Facilities Authority,
                                               Health Facility Revenue Bonds (Florida Health Care Facility
                                               Loan), 5.95% due 7/01/2020 (a)                                         3,836

                  AAA      Aaa          4,170  Florida Municipal Loan Council Revenue Bonds, Series A,
                                               5% due 5/01/2027 (i)                                                   4,050

                  NR*      VMIG1++        800  Jacksonville, Florida, Health Facilities Authority, Hospital
                                               Revenue Refunding Bonds (Genesis Rehabilitation Hospital),
                                               VRDN, 1.70% due 5/01/2021 (h)                                            800


Georgia--1.2%     AAA      Aaa         10,000  Georgia Municipal Electric Authority, Power Revenue Refunding
                                               Bonds, Series EE, 6.40% due 1/01/2023 (a)                             10,719


Hawaii--1.4%                                   Hawaii State, GO, Series CX (g):
                  AAA      Aaa         10,000     5.50% due 2/01/2016                                                10,635
                  AAA      Aaa          2,000     5.50% due 2/01/2021                                                 2,072


Illinois--5.6%    AAA      Aaa          2,350  Chicago, Illinois, Midway Airport Revenue Bonds, AMT,
                                               Series A, 6.25% due 1/01/2024 (i)(j)                                   2,457

                  AAA      NR*          5,790  Chicago, Illinois, O'Hare International Airport Revenue
                                               Bonds, DRIVERS, AMT, Series 212, 9.71% due 1/01/2016 (a)(k)            6,271

                  AAA      Aaa          2,000  Chicago, Illinois, Water Revenue Bonds, Senior Lien,
                                               5.50% due 11/01/2018 (a)                                               2,083

                  A        A2           6,550  Illinois Development Finance Authority, PCR, Refunding
                                               (Amerencips), Series A, 5.50% due 3/01/2014                            6,695

                  A1+      VMIG1++      6,800  Illinois Development Finance Authority, Revenue Refunding Bonds
                                               (Provena Health), VRDN, Series B, 1.85% due 5/01/2028 (h)(i)           6,800

                                               Illinois State, GO, First Series (g):
                  AAA      Aaa         10,000     5.50% due 4/01/2016                                                10,628
                  AAA      Aaa          7,500     5.25% due 4/01/2027                                                 7,473

                  AAA      Aa2          2,000  Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016           2,216

                  NR*      Aaa          6,035  McLean and Woodford Counties, Illinois, Community Unit,
                                               School District Number 005, GO, Refunding, 6.375% due
                                               12/01/2016 (g)                                                         6,931


Indiana--1.7%     AAA      Aaa          2,400  Indiana State Vocational Technical College, Building
                                               Facilities, Revenue Refunding Bonds (Student Fee),
                                               Series D, 6.50% due 7/01/2014 (a)                                      2,622

                  AAA      Aaa         10,000  Indianapolis, Indiana, Local Public Improvement Bond
                                               Bank Revenue Bonds (Waterworks Project), Series A, 5.125%
                                               due 7/01/2027 (i)                                                      9,741

                  AA       NR*          3,000  Indianapolis, Indiana, Local Public Improvement Bond Bank
                                               Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                 3,158


Kansas--2.3%      AAA      Aaa         20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                               Company Project), 7% due 6/01/2031 (i)                                20,893


Louisiana--0.3%   AAA      Aaa          2,250  Louisiana Local Government, Environmental Facilities,
                                               Community Development Authority Revenue Bonds (Capital
                                               Projects and Equipment Acquisition), Series A, 6.30% due
                                               7/01/2030 (a)                                                          2,558


Maryland--0.6%    NR*      VMIG1++      1,600  Baltimore County, Maryland, EDR, Refunding (Garrison
                                               Forest School Project), VRDN, 1.75% due 6/01/2026 (h)                  1,600

                  NR*      Aa3          2,085  Maryland State Community Development Administration,
                                               M/F Revenue Refunding Bonds (Department of Housing and
                                               Community Development), Series C, 6.65% due 5/15/2025 (d)(f)           2,161

                  NR*      Aa2          1,585  Maryland State Community Development Administration,
                                               S/F Revenue Refunding Bonds (Department of Housing and
                                               Community Development), AMT, 2nd Series, 6.55% due 4/01/2026           1,647



MuniYield Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P      Moody's     Face
STATE             Ratings  Ratings    Amount   Issue                                                                 Value
Massachusetts--   AAA      Aaa       $ 10,000  Massachusetts State, Consolidated Loan, GO, Series B,
3.8%                                           5.50% due 3/01/2020 (g)                                           $   10,416

                  AAA      Aaa          1,125  Massachusetts State Development Finance Agency, Resource
                                               Recovery Revenue Refunding Bonds (Semass System), Series A,
                                               5.625% due 1/01/2016 (i)                                               1,209

                  AAA      Aaa          2,500  Massachusetts State, HFA, Housing Development Revenue
                                               Refunding Bonds, Series B, 5.40% due 12/01/2028 (i)                    2,510

                  AAA      Aaa          7,130  Massachusetts State Health and Educational Facilities
                                               Authority Revenue Bonds (New England Medical Center
                                               Hospitals), Series F, 6.625% due 7/01/2025 (c)                         7,316

                  AAA      Aaa         10,000  Massachusetts State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (Northeastern University),
                                               Series E, 6.55% due 10/01/2022 (i)                                    10,383

                  NR*      Aaa          3,185  Massachusetts State Port Authority, Special Facilities
                                               Revenue Bond, AMT, DRIVERS, Series 226, 9.33% due
                                               1/01/2017 (a)(k)                                                       3,318


Michigan--2.2%    AAA      Aaa          2,750  Caledonia, Michigan, Community Schools, GO, Refunding,
                                               6.625% due 5/01/2014 (a)                                               2,861

                  A1+      NR*          1,900  Eastern Michigan University Revenue Refunding Bonds,
                                               VRDN, 1.70% due 6/01/2027 (c)(h)                                       1,900

                  NR*      VMIG1++        800  Michigan State Strategic Fund, PCR, Refunding (Consumers
                                               Power Project), VRDN, 1.70% due 4/15/2018 (a)(h)                         800

                                               Monroe County, Michigan, PCR (Detroit Edison Company
                                               Project), AMT (i):
                  AAA      Aaa          5,000     Series CC, 6.55% due 6/01/2024                                      5,275
                  AAA      Aaa          8,500     Series I-B, 6.55% due 9/01/2024                                     9,034


Minnesota--4.1%                                Minneapolis and Saint Paul, Minnesota, Metropolitan
                                               Airports Commission, Airport Revenue Bonds (c):
                  AAA      Aaa          6,275     AMT, Series B, 6% due 1/01/2018                                     6,730
                  AAA      Aaa         10,000     Series A, 5.90% due 1/01/2029                                      10,655
                  AAA      Aaa          2,500     Sub-Series C, 5.50% due 1/01/2016                                   2,652
                  AAA      Aaa          2,500     Sub-Series C, 5.50% due 1/01/2017                                   2,632

                  AA+      Aa1          1,615  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                               Series L, 6.70% due 7/01/2020                                          1,672

                  AAA      Aaa         12,500  Southern Minnesota Municipal Power Agency, Power Supply
                                               Revenue Refunding Bonds, Series B, 5.75% due 1/01/2018 (a)            12,902


Missouri--2.5%    NR*      Aaa         10,915  Jackson County, Missouri, Special Obligation Revenue
                                               Refunding Bonds, Series A, 5.50% due 12/01/2012 (i)                   12,039

                  AAA      Aaa          7,000  Kansas City, Missouri, Airport Revenue Bonds, General
                                               Improvement, Series B, 6.875% due 9/01/2004 (g)(j)                     7,761

                  AAA      Aaa          2,800  Saint Louis, Missouri, Airport Revenue Bonds (Airport
                                               Development Program), Series A, 5.625% due 7/01/2019 (i)               2,927


Nevada--10.2%     AAA      Aaa          7,975  Clark County, Nevada, Passenger Facilities Charge Revenue
                                               Refunding Bonds (Las Vegas McCarran International), 4.75%
                                               due 7/01/2022 (i)                                                      7,416

                                               Clark County, Nevada, School District, GO:
                  AAA      Aaa         15,000     6% due 6/15/2006 (c)(j)(l)                                         16,760
                  AAA      Aaa         10,830     Series A, 5.50% due 6/15/2018 (i)                                  11,275

                  AAA      Aaa          5,000  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                               Project), 6.55% due 10/01/2013 (a)                                     5,117

                  AAA      Aaa          3,000  Las Vegas New Convention and Visitors Authority Revenue
                                               Bonds, 6% due 7/01/2019 (a)                                            3,235

                  AAA      Aaa         20,375  Nevada State, Nevada Municipal Bond Bank, GO, Series A,
                                               5.50% due 11/01/2025 (c)                                              20,683

                  AAA      Aaa          3,130  Reno, Nevada, Capital Improvement Revenue Bonds, 5.50%
                                               due 6/01/2019 (c)                                                      3,258

                                               Washoe County, Nevada, Gas Facilities Revenue Bonds
                                               (Sierra Pacific Power Company), AMT:
                  AAA      Aaa         15,000     6.65% due 12/01/2017 (a)                                           15,561
                  AAA      Aaa          5,000     6.55% due 9/01/2020 (i)                                             5,219

                  AAA      Aaa          5,000  Washoe County, Nevada, Water Facility Revenue Bonds
                                               (Sierra Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)           5,221


New Hampshire--   AAA      Aaa         16,250  New Hampshire Health and Education Facilities Authority
1.8%                                           Revenue Bonds (Dartmouth-Hitchcock Obligation Group),
                                               5.50% due 08/01/2027 (g)                                              16,636


New Mexico--      NR*      NR*          1,635  New Mexico Educational Assistance Foundation, Student
0.5%                                           Loan Revenue Refunding Bonds (Student Loan Program), AMT,
                                               First Sub-Series A-2, 6.65% due 11/01/2025                             1,676

                  AAA      NR*          2,275  New Mexico Mortgage Finance Authority, S/F Mortgage
                                               Revenue Bonds, AMT, Series C-2, 6.95% due 9/01/2031 (e)(f)             2,594


New York--                                     Metropolitan Transportation Authority, New York, Commuter
14.6%                                          Facilities Revenue Refunding Bonds, Series B:
                  AAA      Aaa         12,500     5.125% due 7/01/2024 (a)                                           12,592
                  AAA      Aaa         14,435     4.75% due 7/01/2026 (c)                                            13,717

                                               Metropolitan Transportation Authority, New York, Dedicated
                                               Tax Fund Revenue Bonds, Series A:
                  AAA      Aaa          2,000     4.75% due 4/01/2028 (c)                                             1,889
                  AAA      Aaa         15,000     5% due 4/01/2029 (g)                                               14,803

                  AAA      Aaa         10,000  Metropolitan Transportation Authority, New York, Transit
                                               Facilities Revenue Bonds, Series A, 5.70% due 7/01/2017 (i)           10,796

                  AAA      Aaa         15,740  Metropolitan Transportation Authority, New York, Transit
                                               Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                               7/01/2026 (c)                                                         14,958

                  AAA      Aaa         25,830  New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Bonds, RITR,
                                               Series FR-6, 9.545% due 6/15/2026 (i)(k)                              30,123

                  NR*      Aaa          5,920  New York City, New York, GO, RIB, Series 394, 10.09% due
                                               8/01/2016 (i)(k)                                                       7,053

                  NR*      Aaa          4,000  New York State Mortgage Agency Revenue Bonds, AMT,
                                               24th Series, 6.05% due 4/01/2020                                       4,227

                  NR*      Aaa          8,000  Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds (JFK International Air Terminal LLC), RIB,
                                               AMT, Series 353, 10.54% due 12/01/2014 (i)(k)                         10,434

                  AAA      NR*         14,000  Triborough Bridge and Tunnel Authority, New York, General
                                               Purpose Revenue Bonds, Series A, 5% due 1/01/2032 (c)                 13,415


North Dakota--    AAA      Aaa          2,500  Grand Forks, North Dakota, Health Care Facilities Revenue
1.0%                                           Bonds (United Hospital Obligated Group), 6.25% due
                                               12/01/2024 (i)                                                         2,704

                  NR*      Aa2          6,485  North Dakota State Housing Finance Agency, Home Mortgage
                                               Revenue Refunding Bonds (Housing Finance Program), AMT,
                                               Series A, 6.40% due 7/01/2020                                          6,775


Ohio--0.3%        AAA      Aaa          2,500  Ohio State Higher Educational Facilities Commission,
                                               Mortgage Revenue Bonds (University of Dayton Project),
                                               6.60% due 12/01/2003 (c)(j)                                            2,718


Oklahoma--1.7%    AAA      Aaa         15,000  Oklahoma State Industries Authority, Revenue
                                               Refunding Bonds (Health System--Obligation Group),
                                               Series A, 5.75% due 8/15/2029 (i)                                     15,500



MuniYield Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P      Moody's     Face
STATE             Ratings  Ratings    Amount   Issue                                                                 Value
Oregon--3.9%                                   Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School
                                               District Number 10JT, GO (g):
                  AAA      Aaa       $  2,625     5.50% due 6/15/2016                                            $    2,791
                  AAA      Aaa          2,525     5.50% due 6/15/2017                                                 2,664
                  AAA      Aaa          3,035     5.50% due 6/15/2018                                                 3,186

                                               Multnomah County, Oregon, Reynolds School District,
                                               Number 007, GO, Refunding (g):
                  AAA      Aaa          2,145     5.50% due 6/15/2013                                                 2,357
                  AAA      Aaa          2,040     5.50% due 6/15/2014                                                 2,235

                  AAA      Aaa          9,070  Oregon State Department of Administrative Services, COP,
                                               Refunding, Series C, 5.25% due 11/01/2014 (i)                          9,598

                  AAA      Aaa          3,140  Oregon State Department of Administrative Services, COP,
                                               Series A, 6.25% due 5/01/2010 (a)(j)                                   3,647

                  NR*      Aaa          7,500  Portland, Oregon, Sewer System Revenue Bonds, RIB,
                                               Series 386, 9.44% due 8/01/2020 (c)(k)                                 8,912


Pennsylvania--    A-       NR*          5,000  Sayre, Pennsylvania, Health Care Facilities Authority
0.5%                                           Revenue Bonds (Guthrie Health Issue), Series B, 1% due
                                               12/01/2031                                                             5,010


South             AAA      Aaa          7,000  Spartanburg County, South Carolina, Hospital Facilities
Carolina--1.3%                                 Revenue Refunding Bonds (Spartanburg General Hospital System),
                                               Series A, 6.625% due 5/15/2002 (g)(j)                                  7,161

                  NR*      A1           4,200  Spartanburg County, South Carolina, Solid Waste Disposal
                                               Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                               11/01/2024                                                             4,573


Tennessee--2.2%                                Johnson City, Tennessee, Health and Educational Facilities
                                               Board, Hospital Revenue Refunding Bonds (b)(i):
                  AAA      Aaa            810     Series A, 6.75% due 7/01/2009                                         830
                  AAA      Aaa          3,010     Series B, 6.75% due 7/01/2016                                       3,083

                                               Sevier County, Tennessee, Public Building Authority,
                                               Local Government Improvement Revenue Bonds, VRDN (g)(h):
                  NR*      VMIG1++      1,100     Series IV-A-2, 1.75% due 6/01/2025                                  1,100
                  NR*      VMIG1++      3,000     Series IV-A-3, 1.75% due 6/01/2020                                  3,000

                  NR*      VMIG1++      1,300  Sevier County, Tennessee, Public Building Authority,
                                               Local Government Improvement Revenue Refunding Bonds, VRDN,
                                               Series IV-H-1, 1.75% due 6/01/2025 (a)(h)                              1,300

                  AAA      Aaa          2,000  Shelby County, Tennessee, GO, Public Improvement, Series B,
                                               5.75% due 11/01/2006 (g)(j)                                            2,216

                  AA       A1           4,245  Tennessee HDA, Mortgage Finance Revenue Bonds, AMT,
                                               Series A, 6.90% due 7/01/2025                                          4,396

                                               Tennessee HDA, Revenue Bonds (Homeownership Program),
                                               AMT, Series 2C:
                  AA       Aa2          1,795     6.05% due 7/01/2012                                                 1,911
                  AA       Aa2          2,250     6.15% due 7/01/2014                                                 2,387


Texas--17.4%      AA-      Aa3         18,000  Austin, Texas, Convention Center Revenue Bonds
                                               (Convention Enterprises Inc.), Trust Certificates,
                                               Second Tier, Series B, 5.75% due 1/01/2032                            18,145

                                               Bell County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Bonds (Scott & White
                                               Memorial Hospital), VRDN (h)(i):
                  A1+      VMIG1++      5,100     Series B-1, 1.70% due 8/15/2029                                     5,100
                  A1+      VMIG1++      6,900     Series B-2, 1.70% due 8/15/2029                                     6,900

                  AAA      Aaa          1,880  Bexar, Texas, Metropolitan Water District, Waterworks
                                               System Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                2,047

                  AAA      Aaa          7,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                                (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)          7,166

                  AAA      Aaa         13,500  Dallas-Fort Worth, Texas, International Airport Revenue
                                               Refunding and Improvement Bonds, AMT, Series A, 5.625% due
                                               11/01/2026 (c)                                                        13,604

                                               Harris County, Houston, Texas, Sports Authority Revenue
                                               Refunding Bonds, Senior Lien, Series G (i):
                  AAA      Aaa          1,665     5.75% due 11/15/2019                                                1,767
                  AAA      Aaa          2,000     5.75% due 11/15/2020                                                2,114
                  AAA      Aaa         10,000     5.25% due 11/15/2030                                                9,811

                                               Houston, Texas, Airport System Revenue Refunding Bonds,
                                               Sub-Lien:
                  AAA      Aaa          3,235     AMT, Series A, 5.50% due 7/01/2016 (c)                              3,320
                  AAA      Aaa          3,410     AMT, Series A, 5.50% due 7/01/2017 (c)                              3,479
                  AAA      Aaa          9,500     AMT, Series A, 5.70% due 7/01/2030 (g)                              9,562
                  AAA      Aaa         30,000     Series B, 5.50% due 7/01/2030 (g)                                  30,194

                  AAA      Aaa          1,295  Houston, Texas, Water and Sewer System Revenue Bonds,
                                               Series A, 6.375% due 12/01/2022 (i)                                    1,352

                  AAA      Aaa          4,500  Houston, Texas, Water and Sewer System, Revenue Refunding
                                               Bonds, Junior Lien, Series A, 5.50% due 12/01/2017 (g)                 4,708

                  AAA      Aaa         11,795  Matagorda County, Texas, Navigation District Number 1,
                                               Revenue Refunding Bonds (Houston Light and Power Company),
                                               Series A, 6.70% due 3/01/2027 (a)                                     12,074

                  AAA      Aaa          2,090  San Antonio, Texas, Water System Revenue Bonds, Series A,
                                               5.50% due 5/15/2017 (g)                                                2,199

                  AAA      Aaa          4,000  Texas Technical University, Financing System Revenue Bonds,
                                               Seventh Series, 5.50% due 8/15/2019 (i)                                4,150

                  AAA      Aaa         10,000  Travis County, Texas, Health Facilities Development
                                               Corporation, Revenue Refunding Bonds, RITR, Series 4,
                                               9.673% due 11/15/2024 (a)(k)                                          10,767

                  AAA      Aaa         11,240  University of Houston, Texas, University Revenue Bonds,
                                               5.50% due 2/15/2030 (i)                                               11,367


Utah--0.5%        AAA      Aaa          4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                               6.125% due 12/01/2022 (c)                                              4,187


Vermont--0.4%     AAA      Aaa          3,360  Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B,
                                               6.30% due 11/01/2019 (g)                                               3,506

Virginia--3.6%    AAA      Aaa          5,540  Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (g)                 6,025

                  AAA      Aaa         21,100  Metropolitan Washington D.C., Virginia Airports Authority,
                                               General Airport Revenue Bonds, AMT, Series A, 6.625% due
                                               10/01/2019 (i)                                                        21,834

                  AAA      Aaa          5,130  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                               Series J, Sub-Series J-1, 5.20% due 7/01/2019 (i)                      5,152


Washington--                                   Chelan County, Washington, Public Utility District Number 001,
20.6%                                          Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT (i):
                  AAA      Aaa          6,595     Series B, 6.35% due 7/01/2026                                       7,042
                  AAA      Aaa          6,000     Series C, 5.65% due 7/01/2032                                       6,068

                                               Energy Northwest, Washington, Electric Revenue Refunding Bonds:
                  AAA      Aaa          7,660     (Columbia Generating), Series A, 5.75% due 7/01/2018 (i)            8,176
                  AAA      Aaa          3,400     (Columbia Generating), Series B, 5.35% due 7/01/2018 (g)            3,474
                  AAA      Aaa          4,625     (Columbia Generating), Series B, 6% due 7/01/2018 (a)               5,063
                  AAA      Aaa         10,000     (Project Number 1), Series B, 6% due 7/01/2017 (i)                 10,998
                  AAA      Aaa          8,800     (Project Number 3), Series A, 5.50% due 7/01/2017 (g)               9,197
                  NR*      Aaa          5,000     RIB, Series 597X, 9.51% due 7/01/2017 (i)(k)                        5,723



MuniYield Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                  S&P      Moody's     Face
STATE             Ratings  Ratings    Amount   Issue                                                                 Value
Washington        AAA      Aaa       $ 10,000  Grant County, Washington, Electric Revenue Refunding
(concluded)                                    Bonds (Public Utility District Number 002), Series H, 5.375%
                                               due 1/01/2019 (g)                                                 $   10,207

                  AAA      Aaa          3,500  Port Seattle, Washington, Revenue Bonds, Series A, 5.50%
                                               due 2/01/2026 (i)                                                      3,553

                  AAA      Aaa         10,000  Radford Court Properties, Washington, Student Housing
                                               Revenue Bonds, 5.75% due 6/01/2032 (i)                                10,395

                  AAA      Aaa          9,250  Seattle, Washington, Municipal Light and Power Revenue
                                               Bonds, 6% due 10/01/2024 (i)                                           9,885

                  AAA      Aaa          6,370  Seattle, Washington, Municipal Light and Power Revenue
                                               Refunding and Improvement Bonds, 5.50% due 3/01/2019 (g)               6,572

                  AAA      Aaa          5,000  Snohomish County, Washington, Public Utility District
                                               Number 001, Electric Revenue Bonds (Generation System), AMT,
                                               Series B, 5.80% due 1/01/2024 (i)                                      5,077

                                               Spokane, Washington, Public Facilities District, Hotel, Motel
                                               and Sales Use Tax Revenue Refunding Bonds, Series B (i):
                  AAA      Aaa          2,750     5.50% due 12/01/2016                                                2,903
                  AAA      Aaa          2,905     5.50% due 12/01/2017                                                3,041

                  AAA      NR*          3,750  Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                               RIB, Series 512X, 9.49% due 1/01/2017 (g)(k)                           4,249

                                               Tacoma, Washington, Solid Waste Utility Revenue Refunding
                                               Bonds, Series B (a):
                  AAA      Aaa          1,455     5.50% due 12/01/2007 (j)                                            1,619
                  AAA      Aaa          7,250     5.50% due 12/01/2019                                                7,444

                  AAA      Aaa          2,925  Twenty-Fifth Avenue Properties, Washington, Student Housing
                                               Revenue Bonds, 5.125% due 6/01/2022 (i)                                2,862

                  AAA      Aaa          2,000  University of Washington Alumni Association, Lease Revenue
                                               Bonds (University of Washington Medical Center--Roosevelt II),
                                               6.25% due 8/15/2004 (g)(j)                                             2,186

                                               Washington State, GO:
                  NR*      Aaa          7,965     RIB, Series 390, 9.96% due 1/01/2017 (g)(k)                         9,421
                  AAA      Aaa          7,350     Series C, 5% due 1/01/2022 (c)                                      7,196

                  AAA      Aaa          7,000  Washington State Health Care Facilities Authority Revenue
                                               Bonds (Providence Health System), Series A, 5.25% due
                                               10/01/2021 (i)                                                         6,983

                  AAA      Aaa          2,500  Washington State Health Care Facilities Authority, Revenue
                                               Refunding Bonds (Virginia Mason Obligation Group--Seattle),
                                               6.30% due 2/15/2017 (i)                                                2,611

                  NR*      Aaa          3,950  Washington State Housing Finance Commission Revenue Bonds
                                               (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(f)             4,101

                                               Washington State Public Power Supply System, Revenue
                                               Refunding Bonds (Nuclear Project Number 1), Series A (i):
                  AAA      Aaa            880     6.25% due 7/01/2002 (j)                                               904
                  AAA      Aaa         12,215     6.25% due 7/01/2017                                                12,536

                  AAA      Aaa         20,000  Washington State, Various Purpose, GO, Series A, 5.625%
                                               due 7/01/2025 (i)                                                     20,639


West Virginia--   AAA      Aaa          4,425  Harrison County, West Virginia, County Commission for Solid
0.5%                                           Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                               Series C, 6.75% due 8/01/2024 (a)                                      4,819


Wisconsin--                                    Wisconsin Public Power Inc., Power Supply System Revenue
2.8%                                           Bonds, Series A (i):
                  AAA      Aaa          5,000     6% due 7/01/2015                                                    5,353
                  AAA      Aaa         13,685     5.75% due 7/01/2023                                                14,201

                                               Wisconsin State Health and Educational Facilities Authority,
                                               Revenue Refunding Bonds (Wheaton-Franciscan Services)(i):
                  AAA      Aaa          3,955     6.50% due 8/15/2011                                                 4,029
                  AAA      Aaa          2,000     6% due 8/15/2015                                                    2,035

Puerto Rico--     A        Baa1        10,000  Puerto Rico Commonwealth, Highway and Transportation
1.1%                                           Authority, Transportation Revenue Bonds, Series D,
                                               5.75% due 7/01/2041                                                   10,542


                  Total Investments (Cost--$1,275,230)--145.5%                                                    1,334,854
                  Variation Margin on Financial Futures Contracts***--0.0%                                            (125)
                  Other Assets Less Liabilities--2.5%                                                                22,636
                  Preferred Stock, at Redemption Value--(48.0%)                                                   (440,195)
                                                                                                                 ----------
                  Net Assets Applicable to Common Stock--100.0%                                                  $  917,170
                                                                                                                 ==========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FNMA Collateralized.
(f)GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(l)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of April 30, 2002 were as follows:

                                              (in Thousands)
Number of                       Expiration
Contracts      Issue               Date            Value

 1,145    US Treasury Bonds     June 2002        $   120,869
                                                 -----------
Total Financial Futures Contracts Sold
(Total Contract Price--$120,976)                 $   120,869
                                                 ===========


++Highest short-term rating by Moody's Investors Services, Inc.

See Notes to Financial Statements.


Quality Profile


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                        Percent of
S&P Rating/Moody's Rating              Total Assets

AAA/Aaa                                    84.6%
AA/Aa                                       3.9
A/A                                         4.7
NR (Not Rated)                              0.9
Other*                                      2.3


*Temporary investments in short-term municipal securities.



MuniYield Insured Fund, Inc., April 30, 2002


STATEMENT OF NET ASSETS


                As of April 30, 2002
Assets:         Investments, at value (identified cost--$1,275,229,880)                                      $1,334,853,713
                Cash                                                                                                 55,294
                Receivables:
                   Securities sold                                                         $   26,706,964
                   Interest                                                                    22,711,131        49,418,095
                                                                                           --------------
                Prepaid expenses and other assets                                                                   316,136
                                                                                                             --------------
                Total assets                                                                                  1,384,643,238
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                        25,606,442
                   Dividends to shareholders                                                      744,311
                   Investment adviser                                                             555,511
                   Variation margin                                                               125,234        27,031,498
                                                                                           --------------
                Accrued expenses                                                                                    247,386
                                                                                                             --------------
                Total liabilities                                                                                27,278,884
                                                                                                             --------------

Preferred       Preferred Stock, par value $.10 per share (17,600 shares of AMPS*
Stock:          issued and outstanding at $25,000 per share liquidation preference)                             440,194,586
                                                                                                             --------------

Net Assets      Net assets applicable to Common Stock                                                        $  917,169,768
Applicable to                                                                                                ==============
Common Stock:

Analysis of     Common Stock, par value $.10 per share (62,099,095 shares issued
Net Assets      and outstanding)                                                                             $    6,209,910
Applicable to   Paid-in capital in excess of par                                                                869,788,782
Common Stock:   Undistributed investment income--net                                                              9,833,283
                Accumulated realized capital losses on investments--net                                        (28,393,384)
                Unrealized appreciation on investments--net                                                      59,731,177
                                                                                                             --------------
                Total--Equivalent to $14.77 net asset value per share of Common Stock
                (market price--$14.06)                                                                       $  917,169,768
                                                                                                             ==============


*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended April 30, 2002
Investment      Interest                                                                                     $   37,302,327
Income:

Expenses:       Investment advisory fees                                                   $    3,366,603
                Commission fees                                                                   603,923
                Accounting services                                                               179,893
                Transfer agent fees                                                                68,823
                Professional fees                                                                  44,733
                Custodian fees                                                                     34,835
                Directors' fees and expenses                                                       33,163
                Printing and shareholder reports                                                   26,814
                Listing fees                                                                       21,701
                Pricing fees                                                                       19,209
                Other                                                                              31,189
                                                                                           --------------
                Total expenses                                                                                    4,430,886
                                                                                                             --------------
                Investment income--net                                                                           32,871,441
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                   894,184
Unrealized      Change in unrealized appreciation on investments--net                                          (25,915,564)
Gain (Loss) On                                                                                               --------------
Investments--   Total realized and unrealized loss on investments--net                                         (25,021,380)
Net:                                                                                                         --------------

Dividends &     Investment income--net                                                                          (3,460,252)
Distributions   Realized gain on investments--net                                                                  (58,384)
to Preferred                                                                                                 --------------
Stock           Total dividends and distributions to Preferred Stock shareholders                               (3,518,636)
Shareholders:                                                                                                --------------
                Net Increase in Net Assets Resulting from Operations                                         $    4,331,425
                                                                                                             ==============


See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             April 30,         October 31,
                Increase (Decrease) in Net Assets:                                              2002              2001++
Operations:     Investment income--net                                                     $   32,871,441    $   67,077,402
                Realized gain on investments--net                                                 894,184        24,802,604
                Change in unrealized appreciation on investments--net                        (25,915,564)        40,171,935
                Dividends and distributions to Preferred Stock shareholders                   (3,518,636)      (14,508,792)
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                            4,331,425       117,543,149
                                                                                           --------------    --------------

Dividends &     Investment income--net                                                       (29,588,672)      (54,574,320)
Distributions   Realized gain on investments--net                                               (211,285)                --
to Common                                                                                  --------------    --------------
Stock           Net decrease in net assets resulting from dividends and
Shareholders:   distributions to Common Stock shareholders                                   (29,799,957)      (54,574,320)
                                                                                           --------------    --------------

Capital Stock   Value of shares issued to Common Stock shareholders in
Transactions:   reinvestment of dividends and distributions                                     2,279,768                --
                                                                                           --------------    --------------

Net Assets      Total increase (decrease) in net assets applicable to
Applicable to   Common Stock                                                                 (23,188,764)        62,968,829
Common Stock:   Beginning of period                                                           940,358,532       877,389,703
                                                                                           --------------    --------------
                End of period*                                                             $  917,169,768    $  940,358,532
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    9,833,283    $   10,010,766
                                                                                           ==============    ==============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield Insured Fund, Inc., April 30, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of period        $   15.18    $   14.16    $   13.64    $   16.28    $   15.84
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                            .53         1.08         1.09         1.10         1.15
                  Realized and unrealized gain (loss)
                  on investments--net                             (.41)         1.05          .57       (2.14)          .62
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                       (.05)        (.23)        (.29)        (.19)        (.21)
                     Realized gain on investments--net             --++           --           --         --++        (.08)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.06)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .07         1.90         1.37       (1.29)         1.48
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.48)        (.88)        (.85)        (.90)        (.88)
                     Realized gain on investments--net             --++           --           --        (.02)        (.16)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.43)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.48)        (.88)        (.85)       (1.35)       (1.04)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.77    $   15.18    $   14.16    $   13.64    $   16.28
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   14.06    $   15.06    $  12.750    $   12.88    $ 16.0000
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share            (3.52%)+++       25.49%        5.94%     (12.04%)       15.55%
Investment                                                    =========    =========    =========    =========    =========
Return:**         Based on net asset value per share            .55%+++       13.89%       11.06%      (8.42%)        9.95%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses***                               .97%*         .98%         .99%         .94%         .91%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total investment income--net***                7.22%*        7.34%        7.92%        7.26%        7.10%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                              .76%*        1.59%        2.13%        1.27%        1.28%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                             6.46%*        5.75%        5.79%        5.99%        5.82%
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses                                  .66%*         .66%         .65%         .64%         .63%
on Average                                                    =========    =========    =========    =========    =========
Net Assets        Total investment income--net                   4.88%*        4.95%        5.22%        4.95%        4.94%
Of Common &                                                   =========    =========    =========    =========    =========
Preferred
Stock:***

Ratios Based      Dividends to Preferred Stock
on Average        shareholders                                   1.59%*        3.30%        4.11%        2.72%        2.87%
Net Assets of                                                 =========    =========    =========    =========    =========
Preferred Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)                $ 917,170    $ 940,359    $ 877,390    $ 844,944    $ 998,819
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $ 440,000    $ 440,000    $ 440,000    $ 440,000    $ 440,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             53.54%       99.00%      107.11%      121.88%      112.78%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,084    $   3,137    $   2,994    $   2,920    $   3,270
                                                              =========    =========    =========    =========    =========

Dividends         Series A--Investment income--net            $     177    $     833    $   1,051    $     745    $     676
Per Share on                                                  =========    =========    =========    =========    =========
Preferred         Series B--Investment income--net            $     177    $     842    $   1,051    $     675    $     737
Stock                                                         =========    =========    =========    =========    =========
Outstanding:      Series C--Investment income--net            $     176    $     849    $   1,063    $     752    $     673
                                                              =========    =========    =========    =========    =========
                  Series D--Investment income--net            $     194    $     825    $     986    $     637    $     728
                                                              =========    =========    =========    =========    =========
                  Series E--Investment income--net            $     182    $     790    $   1,048    $     640    $     726
                                                              =========    =========    =========    =========    =========
                  Series F--Investment income--net            $     206    $     860    $   1,010    $     664    $     750
                                                              =========    =========    =========    =========    =========
                  Series G--Investment income--net            $     269    $     799    $     992    $     661    $     728
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniYield Insured Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$19,441 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $722,915,781 and $693,378,120, respectively.

Net realized gains (losses) for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments             $  2,600,944     $ 59,623,833
Financial futures contracts        (1,706,760)          107,344
                                  ------------     ------------
Total                             $    894,184     $ 59,731,177
                                  ============     ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $59,623,833, of which $61,211,405 related to appreciated securities and $1,587,572 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $1,275,229,880.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2002 increased by 153,215 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.35%; Series B, 1.35%; Series C, 1.35%; Series D, 1.349%; Series E, 1.55%; Series F, 1.50%; and
Series G, 2.869%.

Shares issued and outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $211,303 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $23,827,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary



Vincent R. Giordano, Senior Vice President of MuniYield Insured
Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.



Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYI